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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      DATE OF REPORT (Date of earliest event reported): November 1, 1999

                     AMERICAN GENERAL FINANCE CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      Indiana                       1-6155                    35-0416090
  (STATE OR OTHER             (COMMISSION FILE              (IRS EMPLOYER
  JURISDICTION OF                  NUMBER)                 IDENTIFICATION
   INCORPORATION)                                              NUMBER)

                 601 N.W. Second Street, Evansville, IN  47708
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)

      Registrant's telephone number, including area code:  (812) 424-8031

Item 5.   OTHER EVENTS.

          On November 1, 1999, American General Finance Corporation (the "Company") established a program for the issuance from time to time of up to $3,000,000,000 aggregate principal amount of the Company's Medium-Term Notes, Series F (the "Notes"). Any such issuance will be under the Company's previously filed Registration Statement on Form S-3 (Registration No. 333-83449) (the "Registration Statement") and the related Prospectus dated August 13, 1999 and Prospectus Supplement dated November 1, 1999. The aggregate principal amount of Notes which may be issued will be reduced by the aggregate principal amount of any other debt securities issued under the Registration Statement.


Item 7    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c) EXHIBITS. The following Exhibits are filed as part of this Report and as Exhibits to the Registration Statement:

EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------
1(a) Form of Distribution Agreement (American General Securities Incorporated) relating to the Notes.

1(b)     Form of Distribution Agreement (Unaffiliated Agents) relating to the
         Notes.

4(a) Resolutions establishing the terms of the Notes, certified by an Assistant Secretary of the Company.

4(b)     Form of Fixed Rate Medium-Term Note, Series F (Book-Entry).

4(c)     Form of Floating Rate Medium-Term Note, Series F (Book-Entry).

5 Opinion of Baker & Daniels, special counsel for the Company, as to the legality of the Notes.

8 Opinion of Baker & Daniels, special counsel for the Company, as to certain federal tax matters.

                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                      AMERICAN GENERAL FINANCE CORPORATION

Dated: November 1, 1999             By:  /S/ GEORGE W. SCHMIDT
                                         -------------------------
                                             George W. Schmidt
                                             Controller and Assistant Secretary

                                  EXHIBIT INDEX

Exhibit
NUMBER                     DESCRIPTION
-------                    -----------

1(a) Form of Distribution Agreement (American General Securities Incorporated) relating to the Notes.

1(b) Form of Distribution Agreement (Unaffiliated Agents) relating to the Notes.

4(a) Resolutions establishing the terms of the Notes, certified by an Assistant Secretary of the Company.

4(b)        Form of Fixed Rate Medium-Term Note, Series F (Book-Entry).

4(c)        Form of Floating Rate Medium-Term Note, Series F (Book-Entry).

5 Opinion of Baker & Daniels, special counsel for the Company, as to the legality of the Notes.

8 Opinion of Baker & Daniels, special counsel for the Company, as to certain federal tax matters.